UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

U.S. Managed Volatility Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 30, 2019

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-FUND-LSV (1-888-386-3578). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all LSV Funds if you invest directly with the Fund.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fees return of the LSV U.S. Managed Volatility Fund Institutional Class Shares, the S&P 500 Index (the benchmark) and the MSCI USA Minimum Volatility Index for the trailing periods ending April 30, 2019, were as follows:

	Trailing			Since
	6-months	1 Year	3 Years	Inception
U.S. Managed Volatility Fund, Institutional Class Shares*	5.59%	11.75%	9.80%	8.88%

Benchmark:

S&P 500 Index	9.76%	13.49%	14.87%	11.03%

Volatility Index

MSCI USA Minimum Volatility Index	10.59%	17.31%	12.84%	12.03%

* Periods longer than one year are annualized; inception date is 6/25/14; net of fees.

Institutional Class Shares performance as of 3/31/19: 11.07% (1 year) and 8.83% (Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578).

The U.S equity market as represented by the S&P 500 finished up 9.76% for the six months ending April 30, 2019. Low volatility stocks in the U.S. outperformed over the period as the MSCI USA Minimum Volatility Index was up 10.59%. Value stocks broadly underperformed across all market capitalization segments based on the Russell Indices—the Russell 1000 Value Index gained 7.92% while the Russell 1000 Growth Index was up 12.10%. The LSV U.S. Managed Volatility Fund advanced 5.59%. Despite the pullback in late 2018, U.S. equities have generally been strong over the last six months thanks to lower interest rate guidance from the Fed, prospects of a U.S.-China trade resolution and better-than-expected corporate earnings and economic data. From a sector perspective, Consumer Discretionary, Industrials and Technology stocks outperformed while Energy, Health Care and Consumer Staples lagged.

The LSV U.S. Managed Volatility Fund holds securities that are believed to have less volatility than the overall equity markets and high expected returns based on LSV’s quantitative alpha model. The portfolio decision making process is quantitative and stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. Next, stocks are ranked on an assortment of factors to estimate a risk score. The risk score is a function of beta, standard deviation and volatility of operating performance (cash flows and earnings).

Although lower volatility stocks broadly outperformed over the past six months, lower volatility stocks that were cheap on the basis of earnings and cash flow, which we favor, performed poorly. Performance attribution indicates that stock selection detracted from the Fund’s relative returns while sector selection was flat for the period. From a stock selection perspective, losses were concentrated in the Technology, Consumer Staples and Consumer Discretionary sectors as lower volatility, deep value stocks within the Tobacco, IT Consulting and General Merchandise industries lagged. From a sector perspective, relative returns were more muted as gains from our underweight position in the Energy sector were offset by losses from our underweights to Consumer Discretionary and Industrials stocks. Top individual contributors included not holding Wells Fargo, UnitedHealth and Nvidia as well as overweight positions in Cisco, Tyson Foods and AutoZone. The main individual detractors included overweights to Walgreens, Amdocs, Target, Pfizer and Senior Housing Properties as well as not holding Microsoft, Amazon, Facebook and General Electric.

In the short period since the Fund’s inception since June 25, 2014, low volatility equity strategies have performed well relative to the broad market indices and are trading at premiums relative to the market and their history. However, given LSV’s emphasis on attractive valuations, the LSV U.S. Managed Volatility Fund is trading at a deep discount relative to the benchmark and the Volatility Index while at the same time offering less volatility than the market.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The Fund’s is currently trading at 13.4x forward earnings compared to 17.6x for the S&P 500, 2.4x book value compared to 3.4x for the S&P 500 and 9.3x cash flow compared to 13.6x for the S&P 500. The Fund is overweight the Utilities and Consumer Staples sectors while underweight the Information Technology and Consumer Discretionary sectors.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with higher forecasted growth rates and price-to-book ratios.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the US large and mid-cap equity universe.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

April 30, 2019	(Unaudited)

Sector Weightings †:

†	Percentages are based on total investments.

Schedule of Investments
LSV U.S. Managed Volatility Fund
	Shares	Value (000)
Common Stock (99.3%)
Aerospace & Defense (2.8%)
Huntington Ingalls Industries	1,920	$427
Raytheon	5,200	924
United Technologies	4,700	670

		2,021

Agricultural Products (0.5%)
Ingredion	3,800	360

Automotive (1.0%)
Cooper-Standard Holdings*	3,300	167
Ford Motor	21,000	220
Toyota Motor ADR	2,900	358

		745

Automotive Retail (1.7%)
AutoZone*	1,200	1,234

Banks (4.5%)
Bank of Montreal	5,200	411
Bank of Nova Scotia	7,900	435
Canadian Imperial Bank of Commerce	4,500	379
JPMorgan Chase	2,900	336
PNC Financial Services Group	4,600	630
Toronto-Dominion Bank	7,700	439
US Bancorp	12,300	656

		3,286

Biotechnology (1.6%)
Amgen	3,800	682
Gilead Sciences	7,600	494

		1,176

Cable & Satellite (0.6%)
Cogeco Communications	6,400	425

LSV U.S. Managed Volatility Fund
	Shares	Value (000)
Chemicals (0.7%)
Eastman Chemical	6,720	$530

Commercial Services (0.7%)
Western Union	27,700	538

Computers & Peripherals (0.5%)
Canon ADR	13,800	382

Computers & Services (2.3%)
Apple	3,100	622
Oracle	19,100	1,057

		1,679

Consumer Staples (0.6%)
Kimberly-Clark	3,500	449

Drug Retail (1.5%)
Walgreens Boots Alliance	20,100	1,077

Electrical Components & Equipment (1.0%)
Eaton	9,100	754

Electrical Services (7.8%)
Ameren	10,300	749
American Electric Power	4,800	411
Edison International	11,300	721
Entergy	11,700	1,134
Exelon	34,900	1,778
FirstEnergy	14,000	588
Public Service Enterprise Group	6,100	364

		5,745

Environmental & Facilities Services (3.3%)
Republic Services, Cl A	14,200	1,176
Waste Management	11,900	1,277

		2,453

Food, Beverage & Tobacco (5.7%)
Altria Group	22,400	1,217
JM Smucker	10,300	1,263
Kellogg	6,700	404
Tyson Foods, Cl A	17,700	1,328

		4,212

General Merchandise Stores (2.9%)
Canadian Tire, Cl A	4,000	440
Target	21,800	1,688

		2,128

Health Care Facilities (0.7%)
HCA Holdings	4,200	534

Health Care REIT’s (1.1%)
Medical Properties Trust	20,800	363

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2019	(Unaudited)

LSV U.S. Managed Volatility Fund
	Shares	Value (000)
Health Care REIT’s (continued)
National Health Investors	2,900	$219
Senior Housing Properties Trust	25,500	205

		787

Homefurnishing Retail (0.1%)
Bed Bath & Beyond	3,500	58

Hotel & Resort REIT’s (0.5%)
Apple Hospitality REIT	22,100	364

Insurance (9.2%)
Aflac	29,000	1,461
Allstate	16,600	1,644
American Financial Group	5,800	601
Berkshire Hathaway, Cl B*	8,200	1,777
CNA Financial	9,200	426
Loblaw	10,100	495
Travelers	2,700	388

		6,792

IT Consulting & Other Services (3.1%)
Amdocs	21,500	1,184
International Business Machines	7,700	1,080

		2,264

Machinery (0.8%)
Allison Transmission Holdings	13,000	609

Media & Entertainment (1.6%)
Comcast, Cl A	27,300	1,188

Mortgage REIT’s (3.2%)
Annaly Capital Management	94,700	956
Chimera Investment	23,700	454
Starwood Property Trust	19,000	438
Two Harbors Investment	35,500	492

		2,340

Multimedia (0.7%)
Walt Disney	3,900	534

Office REIT’s (0.7%)
Piedmont Office Realty Trust, Cl A	25,200	525

Paper Packaging (1.5%)
Sealed Air	10,800	504
Sonoco Products	9,500	599

		1,103

Petroleum & Fuel Products (3.2%)
ExxonMobil	7,200	578
Phillips 66	9,800	924

LSV U.S. Managed Volatility Fund
	Shares	Value (000)
Petroleum & Fuel Products (continued)
Valero Energy	9,300	$843

		2,345

Pharmaceuticals (10.5%)
Eli Lilly	8,400	983
GlaxoSmithKline ADR	14,900	613
Johnson & Johnson	14,300	2,019
Merck	21,000	1,653
Pfizer	49,700	2,018
Sanofi ADR	10,200	446

		7,732

Reinsurance (0.6%)
Reinsurance Group of America, Cl A	2,700	409

Retail (3.5%)
Kohl’s	5,000	355
Kroger	27,600	711
Sally Beauty Holdings*	15,800	280
Walmart	11,900	1,224

		2,570

Retail REIT’s (0.6%)
Retail Properties of America, Cl A	38,200	469

Semi-Conductors/Instruments (3.5%)
Intel	40,700	2,077
KLA-Tencor	3,600	459

		2,536

Specialized REIT’s (1.7%)
Gaming and Leisure Properties	17,100	690
Omega Healthcare Investors	15,900	563

		1,253

Telephones & Telecommunications (12.1%)
AT&T	42,700	1,322
China Telecom ADR	8,400	436
Cisco Systems	40,500	2,266
Corning	13,600	433
F5 Networks*	2,300	361
Motorola Solutions	5,700	826
Nippon Telegraph & Telephone ADR	18,100	755
TELUS	11,600	427
Verizon Communications	36,900	2,110

		8,936

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2019	(Unaudited)

LSV U.S. Managed Volatility Fund
	Shares	Value (000)
Wireless Telecommunication Services (0.7%)
China Mobile ADR	11,400	$545

TOTAL COMMON STOCK (Cost $65,035)		73,087

	Face Amount (000)
Repurchase Agreement (0.3%)
Morgan Stanley 2.500%, dated 04/30/19, to be repurchased on 05/01/19, repurchase price $228 (collateralized by various U.S. Treasury obligations, ranging in par value $0 - $200, 0.000% - 3.000%, 10/31/19 -11/15/44; total market value $232)	$228	228

TOTAL REPURCHASE AGREEMENT (Cost $228)		228

Total Investments – 99.6% (Cost $65,263)		$73,315

Percentages are based on Net Assets of $ 73,619 (000).

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of April 30, 2019, in valuing the Fund’s investments carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$73,087	$—	$—	$73,087
Repurchase Agreement	—	228	—	228

Total Investments in Securities	$73,087	$228	$—	$73,315

For the six months ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the six months ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)

April 30, 2019	(Unaudited)

LSV U.S. Managed Volatility Fund
Assets:
Investments at Value (Cost $65,263)	$73,315
Foreign Currency, at Value (Cost $177)	176
Dividends and Interest Receivable	98
Receivable for Investment Securities Sold	93
Reclaim Receivable	3
Prepaid Expenses	7
Total Assets	73,692
Liabilities:
Payable for Investment Securities Purchased	25
Payable due to Investment Adviser	20
Payable for Printing Fees	9
Payable due to Transfer Agent	9
Payable to Custodian	4
Payable due to Administrator	3
Payable due to Trustees	—
Payable due to Distributor	—
Payable due to Chief Compliance Officer	—
Other Accrued Expenses	3
Total Liabilities	73
Net Assets	$73,619

Net Assets Consist of:
Paid-in Capital	$61,670
Total distributable gain	11,949
Net Assets	$73,619

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($70,263 ÷ 5,476,390 shares)(1)	$12.83

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($3,356 ÷ 260,988 shares)(1)	$12.86

(1) Shares have not been rounded.

Amounts designated as “—” have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)

For the six months ended April 30, 2019	(Unaudited)

LSV U.S. Managed Volatility Fund
Investment Income:
Dividend Income	$1,289
Interest Income	3
Foreign Taxes Withheld	(15)
Total Investment Income	1,277
Expenses:
Investment Advisory Fees	179
Administration Fees	20
Distribution Fees - Investor Class	4
Trustees’ Fees	1
Chief Compliance Officer Fees	—
Transfer Agent Fees	28
Registration and Filing Fees	17
Custodian Fees	9
Printing Fees	6
Professional Fees	3
Insurance and Other Fees	3
Total Expenses	270
Less: Waiver of Investment Advisory Fees	(49)
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	221
Net Investment Income	1,056
Net Realized Gain on Investments	3,404
Net Realized Loss on Foreign Currency Transactions	(10)
Net Change in Unrealized Appreciation (Depreciation) on Investments	166
Net Realized and Unrealized Gain on Investments	3,560
Net Increase in Net Assets Resulting from Operations	$4,616

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the six months ended April 30, 2019 (Unaudited) and for the year ended October 31, 2018

	LSV U.S. Managed Volatility Fund
	11/1/2018 to	11/1/2017 to
	04/30/2019	10/31/2018
Operations:
Net Investment Income	$1,056	$1,895
Net Realized Gain on Investments and Foreign Currency Transactions	3,394	3,516
Net Change in Unrealized Appreciation (Depreciation) on Investments	166	1,300
Net Increase in Net Assets Resulting from Operations	4,616	6,711
Distributions
Institutional Class Shares	(5,321)	(3,321)
Investor Class Shares	(192)	(294)
Total Distributions	(5,513)	(3,615)
Capital Share Transactions:
Institutional Class Shares:
Issued	2,489	6,000
Reinvestment of Dividends and Distributions	5,110	3,166
Redeemed	(16,018)	(8,187)
Net Increase (Decrease) from Institutional Class Shares Transactions	(8,419)	979
Investor Class Shares:
Issued	280	1,073
Reinvestment of Dividends and Distributions	192	295
Redeemed	(574)	(5,747)
Net Decrease from Investor Class Shares Transactions	(102)	(4,379)
Net Decrease in Net Assets Derived from Capital Share Transactions	(8,521)	(3,400)
Total Decrease in Net Assets	(9,418)	(304)
Net Assets:
Beginning of Period	83,037	83,341
End of Year/Period	$73,619	$83,037

Shares Transactions:
Institutional Class:
Issued	220	477
Reinvestment of Dividends and Distributions	442	249
Redeemed	(1,275)	(656)
Total Institutional Class Share Transactions	(613)	70
Investor Class:
Issued	24	85
Reinvestment of Dividends and Distributions	17	23
Redeemed	(46)	(453)
Total Investor Class Share Transactions	(5)	(345)
Net Decrease in Shares Outstanding	(618)	(275)

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout each period

For the six months ended April 30, 2019 (Unaudited) and the years or period ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV U.S. Managed Volatility Fund
Institutional Class Shares
2019*	$13.07	$0.16	$0.46	$0.62	$(0.31)	$(0.55)	$(0.86)	$12.83	5.59%	$70,263	0.55%	0.67%	2.66%	9%
2018	12.57	0.28	0.73	1.01	(0.28)	(0.23)	(0.51)	13.07	8.16	79,556	0.55	0.65	2.21	28
2017	11.26	0.28	1.28	1.56	(0.20)	(0.05)	(0.25)	12.57	14.05	75,656	0.55	0.69	2.37	19
2016	10.82	0.27	0.43	0.70	(0.19)	(0.07)	(0.26)	11.26	6.63	54,239	0.55	0.88	2.45	12
2015	10.49	0.22	0.16	0.38	(0.05)	–	(0.05)	10.82	3.64	26,387	0.55	1.19	2.00	10
2014**	10.00	0.07	0.42	0.49	–	–	–	10.49	4.90	2,098	0.55	6.96	1.95	3
Investor Class Shares
2019*	$13.05	$0.15	$0.46	$0.61	$(0.25)	$(0.55)	$(0.80)	$12.86	5.50%	$3,356	0.80%	0.92%	2.40%	9%
2018	12.56	0.25	0.72	0.97	(0.25)	(0.23)	(0.48)	13.05	7.83	3,481	0.80	0.90	1.99	28
2017	11.24	0.26	1.29	1.55	(0.18)	(0.05)	(0.23)	12.56	13.95	7,685	0.80	0.94	2.15	19
2016	10.80	0.24	0.43	0.67	(0.16)	(0.07)	(0.23)	11.24	6.38	216	0.80	1.15	2.22	12
2015	10.48	0.20	0.16	0.36	(0.04)	–	(0.04)	10.80	3.50	211	0.80	1.48	1.79	10
2014**	10.00	0.06	0.42	0.48	–	–	–	10.48	4.80	36	0.80	7.18	1.80	3

*	For the six-month period ended April 30, 2019. All ratios for the period have been annualized.
**	Commenced operations on June 25, 2014. All ratios for the period have been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

April 30, 2019	(Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the LSV U.S. Managed Volatility Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth. The Fund commenced operations on June 25, 2014, offering Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value

Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At April 30, 2019, there were no securities valued in accordance with Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 – Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2019, there have

Notes to Financial Statements

April 30, 2019	(Unaudited)

been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2019, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Morgan Stanley	$228	$228	$–	$–

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting

Notes to Financial Statements

April 30, 2019	(Unaudited)

from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration

Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended April 30, 2019, the Fund paid $20,339 for these Services

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for the Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for the Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the period ended April 30, 2019, the Fund incurred $4,122 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the period ended April 30, 2019, the Fund earned $28 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.45% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fees waivers and/or expense reimbursements to a maximum of 0.55% and 0.80% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2020.

Notes to Financial Statements

April 30, 2019	(Unaudited)

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended April 30, 2019, were as follows (000):

Purchases
Other	$7,573
Sales
Other	$20,549

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain loss or to paid-in-capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the years ended October 31, 2018 and 2017 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2018	$2,353	$1,262	$3,615
2017	1,104	170	1,274

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,474
Undistributed Long-Term Capital Gain	3,487
Unrealized Appreciation	7,885

Total Distributable Earnings	$12,846

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has no capital loss carryforwards at October 31, 2018.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2019, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 65,263	$10,899	$(2,847)	$8,052

8.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Volatility Risk — Although the Fund seeks to manage volatility within its portfolio, there is no guarantee that the Fund will be successful. Securities in the Fund’s portfolio may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Adviser’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility. The Fund also may underperform other funds with similar investment objectives and strategies. The Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be limited. In general, the greater the protection against downside loss, the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets.

Medium and Smaller Capitalization Risk — The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile

Notes to Financial Statements

April 30, 2019	(Unaudited)

than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Style Risk — Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

9.	Other:

At April 30, 2019, 77% of total shares outstanding for the Institutional Class Shares were held by four record shareholders owning 10% or greater of the aggregate total shares outstanding. At April 30, 2019, 92% of total shares outstanding for the Investor Class Shares were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding. These were comprised of mostly omnibus accounts.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10.	Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11.	New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019.

The table below illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Annualized Expense Ratios	Expenses Paid During Period*
LSV U.S. Managed Volatility Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,056.00	0.55%	$2.80
Investor Class Shares	1,000.00	1,055.00	0.80	4.08

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.10	0.55%	$2.76
Investor Class Shares	1,000.00	1,020.80	0.80	4.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 26, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations,

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV U.S. Managed Volatility Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Form N-Q and Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-386-3578; and (ii) on the SEC’s website at http://www.sec.gov.

LSV-SA-008-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 9, 2019